EATON VANCE COMMODITY STRATEGY FUND Supplement to Prospectus dated April 7, 2010

1. The following replaces "Interest Rate Risk." under "Principal Risks" in "Fund Summary":

Interest Rate Risk. As interest rates rise, the value of certain income investments is likely to decline. Conversely, when interest rates decline, the value of such investments is likely to rise. Investments with longer maturities typically offer higher yields, but involve greater risk because the prices of such investments are more sensitive to changes in interest rates than investments with shorter maturities. In a declining interest rate environment, prepayments of investments may increase if the issuer has the ability to pre-pay or "call" the investment. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

April 14, 2010	4524-4/10 CSPS